SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐ Check the appropriate box:

☐            Preliminary Proxy Statement
☐            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐            Definitive Additional Materials
☐            Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

INOLIFE TECHNOLOGIES, INC.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form orSchedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

________________________________

INFORMATION STATEMENT
TO STOCKHOLDERS
OF
INOLIFE TECHNOLOGIES, INC.
8601 SIX FORKS ROAD SUITE 400
RALEIGH, NC 27615
________________________________

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement is furnished to holders of shares of common stock, currently $0.01 par value (the “Common Stock”), of INOLIFE TECHNOLOGIES, INC. (the “Company”) to notify such stockholders that on or about January 31, 2011, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 50.1 % of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”):

•
Approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company will change increase the authorized capital of the Company to a total of 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share (the “Share Increase”); and

This Information Statement describing the approval of the Share Increase (the “Stockholder Matters”) is first being mailed or furnished to the Company’s stockholders on or about February 28, 2011, and such matters shall not become effective until at least 20 days thereafter.  Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

On February 4, 2011 the Company filed what was marked as a Definitive Schedule 14C. That in fact was not the definitive information statement. The Company recognized the error and filed a Preliminary Schedule 14C on February 18 which has now been followed by this Definitive Schedule 14C. This document supersedes any information contained in the document previously filed.

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company’s voting stock.

OUTSTANDING VOTING SECURITIES

As of January 31, 2011 (the “Record Date”), out of the 250,000,000 shares of Common Stock, par value of $0.001 per share, authorized there were 215,805,298 shares of Common Stock issued and outstanding, and out of the 10,000,000 shares of preferred stock authorized there were a total of 60 shares of the preferred stock outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company’s stockholders.  Each share of Common Stock was entitled to one (1) vote.  Each share of Series A Convertible Preferred stock is not entitled to vote, except as authorized by law.  The number of votes for the Series B Convertible Preferred Stock shall be the same number as the amount of shares of Common Stock that would be issued upon conversion pursuant to the Conversion Formula on the Conversion Date.  Each holder of record of shares of the Series B Convertible Preferred Stock shall have the right to convert all (but not part) of such holder’s shares of Series B Convertible Preferred Stock, into that number of fully paid and non-assessable shares of Common Stock as shall total 60% of the Corporation’s common stock on a fully diluted basis

The Company’s Board of Directors approved this action as of January 31, 2011, and recommended that the Certificate of Incorporation be amended in order to effectuate the Share Increase.

The proposed Amendment to the Articles of Incorporation to increase the authorized capital of the Company to a total of 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share, will be filed with the New York State Secretary of State on or before March 17, 2011.  If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company’s shareholders at a special shareholder’s meeting convened for the specific purpose of approving the Amendment.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of common stock beneficially owned as of January 31, 2011 by (i) those persons or groups known to us to beneficially own more than 5% of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.  Except as indicated below, each of the stockholders listed below possesses sole voting and investment power with respect to their shares and the address of each person is c/o InoLife Technologies, Inc. 8601 SIX FORKS ROAD, SUITE 400, RALEIGH, NORTH CAROLINA   27615.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)	Percentage of Series B Convertible Preferred Stock (2)
Gary Berthold	45,013,540	44%	30	50%
Sharon Berthold (3)	45,013,540	44%	30	50%

All officers and directors as a group (2 persons)	45,513,540	44.4%	60	100%

(1)
Applicable percentage ownership is based on 215,805,298 shares of common stock outstanding as of January 282, 2011, together with securities exercisable or convertible into shares of common stock within 60 days of January 31, 2011 for each stockholder. Shares of common stock that are currently exercisable or exercisable within 60 days of February 11, 2010 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Gary Berthold and Sharon Berthold are each holders of record of 30 shares of the Series B Convertible Preferred Stock.  These Series B Convertible Preferred Stock shares shall have the right to convert all (but not part) of such holder’s shares of Series B Convertible Preferred Stock, into that number of fully paid and non-assessable shares of Common Stock as shall total 60% of the Corporation’s common stock on a fully diluted basis

(3)	Gary Berthold and Sharon Berthold are married and for purposes hereof are both considered to beneficially together own 45,013,540 shares.

Information Regarding Present Directors and Executive Officers

Directors and Executive Officers

As of January 31, 2011, the current directors and executive officers of InoLife who will serve until the next annual meeting of shareholders or until their successors are elected or appointed and qualified, are set forth below:

Name	Age	Position
Gary Berthold	58	CEO, Director
Sharon Berthold	57	Executive Vice President, Director

GARY BERTHOLD
Chief Executive Officer, Director

Since 2006 Mr. Berthold has been the manager-member of several companies involved in veterinary research: PharmaCom BioVet, Inc., InoVet Ltd., and PharmaCom BioVet , LLC. Since 2004 Mr. Berthold has also owned a Haulmark Motor Home dealership that he represents at AKC dog shows. From 2003 to 2007 Mr. Berthold co-owned a software development company involved in the home automation industry. From 2004 to 2006 he also served as manufacturer's rep for several pet food and pet supply companies. Since 2000 Mr. Berthold has owned and managed a series of retail pet stores. Mr. Berthold is the spouse of Sharon Berthold, a director of the Company.

SHARON BERTHOLD
Executive Vice President, Director

Prior to her involvement with InoLife Technologies, Inc., Sharon spent several years working at two different Veterinary Hospitals in the capacity of Practice Management and Administration..  The majority of Sharon's previous business experience is in management, human resources, customer service and administration within the soft-drink, food and marketing businesses.  Sharon spent over 15 years as an independent business owner within both the construction and companion animal related industries.  She has extensive corporate experience from 1975 through 1993 in the capacity of Human Resource management and Office Administration.  Sharon has developed business relationships with various academic universities, veterinary oncologists, medical DNA testing and manufacturing facilities throughout the country in order to incorporate products into the medical and veterinary markets.

AUDIT COMMITTEE; COMPENSATION COMMITTEE

The Board of Directors has not appointed an Audit Committee or a Compensation Committee. The Board of Directors does not have an audit committee financial expert. The Board of Directors has not yet recruited an audit committee financial expert to join the Board of Directors because the Company has not yet commenced a significant level of financial operations.

CODE OF ETHICS

The Company does not have a written code of ethics applicable to its executive officers. The Board of Directors has not adopted a written code of ethics because it has only recently acquired a significant number of members of management.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

None of the officers, directors or beneficial owners of more than 10% of the Company's common stock failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during the year ended March 31, 2010.

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning annual and long-term compensation provided to our Chief Executive Officer and each of the Company’s other most highly compensated executive officers who were serving as executive officers at January 31, 2011.  The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees. The following table sets forth all compensation awarded to, earned by, or paid by InoLife Technologies Inc.)

Summary Compensation Table for the Fiscal Years Ended March 31, 2010 and March 31, 2009

Executive	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Other Compensation
Gary Berthold, CEO	2010	-	-	-	-	-
Jan Kaplan, CFO(1)	2010	-	-	-	-	-

(1)  Mr. Kaplan resigned as a member of the Board of Directors on September 7, 2010.

Option Grants to Our Named Executive Officers

No options have been granted to our named executive officers during the last two fiscal years.

Employment Agreements with Our Named Executive Officers

The Company did not any compensation agreements with its current officers or directors during fiscal 2010.

EQUITY GRANTS

Director Compensation

We have not paid any compensation to our directors (except named officers as set forth above) during the last two fiscal years.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The information set forth in the table below regarding equity compensation plans (which include individual compensation arrangements) was determined as of March 31, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	0	N.A.	0

Equity compensation plans not approved by security holders	0	N.A.	0

TOTAL	0	N.A.	0

DESCRIPTION OF THE STOCKHOLDER MATTERS

Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation and related actions.

The Board of Directors (the “Board”) by unanimous written consent dated as of January 31, 2011, and certain stockholders (the “Majority Stockholders”), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of January 31, 2011, approved and adopted resolutions to amend the Company’s Certificate of Incorporation.  The Certificate of Amendment to the Company’s Certificate of Incorporation, to be filed on or before March 17, 2011, with the Secretary of State of the State of New York will, increase the authorized capital of the Company to a total of 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share, and will not be effective earlier than 20 days after the mailing of this Information Statement.

PURPOSE OF PROPOSED SHARE INCREASE.

The Board of Directors has determined that the increase of the authorized capital of the Company to a total of 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share, will be in the best interests of the shareholders.

The Board of Directors believes that it is in INOLIFE TECHNOLOGIES, INC.’s and INOLIFE TECHNOLOGIES, INC.’s stockholders’ best interests to increase the availability of additional authorized, but unissued, capital stock to provide INOLIFE TECHNOLOGIES, INC. with the flexibility to issue equity for other proper corporate purposes which may be identified in the future.  Such future activities may include, without limitation, raising equity capital, adopting Employee Stock Plans or making acquisitions through the use of stock.  The Board of Directors has been in discussions with an investor group to potentially make a substantial investment into INOLIFE TECHNOLOGIES, INC.  Despite discussions, there have been no agreements or other documents executed at this time.

The Board of Directors believes that the increase in authorized capital will make a sufficient number of shares available, should INOLIFE TECHNOLOGIES, INC. decide to use its shares for one or more of such previously mentioned purposes or otherwise, including the equity financing.  INOLIFE TECHNOLOGIES, INC. reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The increased capital will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the stockholders of INOLIFE TECHNOLOGIES, INC., except as provided under New York corporate law or under the rules of any national securities exchange on which shares of stock of INOLIFE TECHNOLOGIES, INC. are then listed.  Under INOLIFE TECHNOLOGIES, INC.’s Articles, the INOLIFE TECHNOLOGIES, INC. stockholders do not have preemptive rights to subscribe to additional securities which may be issued by INOLIFE TECHNOLOGIES, INC., which means that current stockholders do not have a prior right to purchase any new issue of capital stock of INOLIFE TECHNOLOGIES, INC. in order to maintain their proportionate ownership of INOLIFE TECHNOLOGIES, INC.’s stock.  In addition, if the Board of Directors elects to issue additional shares of stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

In the event that the Board of Directors of INOLIFE TECHNOLOGIES, INC. does continue with its efforts to obtain funding through an equity transaction, the actual amount, if any, in terms of shares and capital to be raised will be determined solely by the Board of Directors.  Any final decision regarding the issuance of additional shares remains with INOLIFE TECHNOLOGIES, INC. and its Board of Directors.

In addition to the corporate purposes discussed above, the authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors.  For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of INOLIFE TECHNOLOGIES, INC. by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of INOLIFE TECHNOLOGIES, INC. and our stockholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts.  By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for INOLIFE TECHNOLOGIES, INC. stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The increased authorized capital may have the effect of permitting INOLIFE TECHNOLOGIES, INC.’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of INOLIFE TECHNOLOGIES, INC.’s business.  However, the Board of Directors is not aware of any attempt to take control of INOLIFE TECHNOLOGIES, INC. and the Board of Directors did not propose the increase in INOLIFE TECHNOLOGIES, INC.’s authorized capital with the intent that it be utilized as a type of anti-takeover device.

The relative voting and other rights of holders of the common stock will not be altered by the authorization of additional shares of common stock, nor the authorization of a class of preferred shares. Each share of common stock will continue to entitle its owner to one vote. As a result of the increased authorization, the potential number of shares of common stock outstanding will be increased.

Procedure for the Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation.

The elimination of the need for a special meeting of the shareholders to approve the Amendment occurred when a majority of shares entitled to vote approved the Share Increase on January 31, 2011.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained.

The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the authorized capital of the Company to a total of 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share.  On the Record Date, the only issued and outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 215,805,298 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), of which the Majority Stockholders held in excess of 51% of the total stock entitled to vote on the proposed amendment.  On January 31, 2011, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company’s Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A.  No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company’s Certificate of Incorporation.

Approving Vote of the Board of Directors and Consenting Stockholders.

The Company’s Board of Directors has determined that the Shareholder Action is in the best interests of the Company.  The Company has received the approving consent of the holders of a majority of the shares of Common Stock entitled to vote on the Share Increase.  Accordingly, no additional vote of the Company's stockholders is required to approve the Share Increase.

Fairness of the Process.

The Board of Directors did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the Reverse Split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction.  The Board of Directors concluded that the expense of these procedures was not reasonable in relation to the size of the transaction contemplated and concluded that the Board of Directors could adequately establish the fairness of the Reverse Split without such outside persons.

Effective Date .

The Share Increase is anticipated to be effective on or about March 17, 2011.

Dissenters’ Rights of Appraisal.

Under New York Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates.  The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

By order of the Board of Directors of
INOLIFE TECHNOLOGIES, INC.
8601 SIX FORKS ROAD SUITE 400
RALEIGH, NC 27615
(919) 676-5334

February 17, 2011	By:	/s/ Gary Berthold
Gary Berthold
Chief Executive Officer, President

EXHIBIT A

CERTIFICATE OF AMENDMENT OF
THE CERTIFICATE OF INCORPORATION OF
INOLIFE TECHNOLOGIES INC.

Under Section 805 of the Business Corporation Law

FIRST :  The name of the corporation is: InoLife Technologies Inc.

If the name of the corporation has been changed, the name under which it was formed is: Safe Harbour Health Care Properties, Ltd.

SECOND :  The date of filing of the certificate of incorporation with the Department of State is: November 12, 1998.

THIRD :  The amendment effected by this certificate of amendment is as follows:

Paragraph Fourth of the Articles of Incorporation relating to the authorized common and preferred shares of stock is hereby amended to designate a Series A and Series B Class of Preferred Shares, as follows:

“ The aggregate number of shares which the Corporation shall have authority to issue is 910,000,000 consisting of 900,000,0000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock with a par value of $0.01 per share .

Subject to the provisions of Section 502 of the Business Corporation Law, Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, and its preferences, conversion rights, cumulative, relative, participating, optional, or other rights, including voting rights, qualifications, limitations, or restrictions thereof.

Series A Convertible Preferred Stock

1.
Designation and Number of Shares .  There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock,” and the number of shares constituting such series shall be Three Hundred Fifty (350) shares.  The price per share shall be $0.01 per share (the “Original Purchase Price”).  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided , however , that no decrease shall reduce the number of shares of Series A Convertible Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.
Ranking .  The Series A Preferred Stock shall rank on parity with the Corporation’s Common Stock and any class or series of capital stock of the Corporation hereafter created, except the Series B Preferred Stock, specifically ranking by its terms on parity with the Series A Preferred Stock (the “Parity Securities”), in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

3.
Liquidation .  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (“Liquidation”), the holders of record of the shares of the Series A Preferred Stock shall be entitled to receive assets and funds on parity with the Parity Securities.  If, upon such Liquidation, the assets of the Corporation available for distribution to the holders of Series A Preferred Stock and any Parity Securities shall be insufficient to permit payment in full to the holders of the Series A Preferred Stock and Parity Securities, then the entire assets and funds of the Corporation legally available for distribution to such holders and the holders of the Parity Securities then outstanding shall be distributed ratably among the holders of the Series A Preferred Stock and Parity Securities based upon the proportion the total amount distributable on each share upon Liquidation bears to the aggregate amount required to be distributed, but for the provisions of this sentence, on all shares of the Series A Preferred Stock and of such Parity Securities, if any.

4.	Dividends . None.

5.	Conversion Rights .

(a)
Conversion .  Each holder of record of shares of the Series A Convertible Preferred Stock shall have the right to convert all or any part of such holder’s shares of Series A Convertible Preferred Stock into that number of fully paid and non-assessable shares of Common Stock as shall be 35% of the Corporation’s common stock on a fully diluted basis (the “Conversion Formula”) as of the Conversion Date (as defined below).

(b)	Mechanics of Conversion .

(i)
Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.  The Corporation shall, within five business days, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.  Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “ Conversion Date .”

(ii)
All Common Stock, which may be issued upon conversion of the Series A Convertible Preferred Stock, will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6.
Anti-Dilution Provisions .  During the period in which any shares of Series A Convertible Preferred Stock remain outstanding, the Conversion Formula in effect at any time and the number and kind of securities issuable upon the conversion of the Series A Convertible Preferred Stock shall be subject to adjustment from time to time following the date of the original issuance of the Series A Convertible Preferred Stock upon the happening of certain events as follows:

(a)
Consolidation, Merger or Sale .  If any consolidation or merger of the Corporation with an unaffiliated third-party, or the sale, transfer or lease of all or substantially all of its assets to an unaffiliated third-party shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then provision shall be made, in accordance with this Section 6(a), whereby each holder of shares of Series A Convertible Preferred Stock shall thereafter have the right to receive such securities or assets as would have been issued or payable with respect to or in exchange for the shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder were convertible immediately prior to the closing of such merger, sale, transfer or lease, as applicable.  The Corporation will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument (i) the obligation to deliver to the holders of Series A Convertible Preferred Stock such securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and (ii) all other obligations of the Corporation hereunder.  The provisions of this Section 6(a) shall similarly apply to successive mergers, sales, transfers or leases.  Holders shall not be required to convert Series A stock pursuant to this Section 6(a).

(b)
Notice of Adjustment .  Whenever the Conversion Formula is adjusted as herein provided, the Corporation shall promptly but no later than 10 days after any request for such an adjustment by the holder, cause a notice setting forth the adjusted Conversion Formula issuable upon exercise of each share of Series A Convertible Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the holders at their last addresses appearing in the share register of the Corporation, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.  The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

7.	Voting Rights . The Shares of Series A Preferred Stock shall not have voting rights except as set forth herein and, except as otherwise required by law.

8.
Redemption .  Neither the Corporation nor the holders of the Series A Preferred Stock shall have any right at any time to require the redemption of any of the shares of Series A Preferred Stock, except upon and by reason of any liquidation, dissolution or winding-up of the Corporation, as and to the extent herein provided.

9.
Reservation of Shares .  The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock pursuant to the terms hereof, such number of its shares of Common Stock (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Stock pursuant to the terms hereof.  If at any time the number of authorized but unissued shares of Common Stock (or such other shares or other securities) shall not be sufficient to affect the conversion of all then outstanding Series A Convertible Preferred Stock, the Corporation shall promptly take such action as may be necessary to increase its authorized but unissued Common Stock (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

10.	Miscellaneous .

(a)
The shares of the Series A Convertible Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Resolution Designating Series A Convertible Preferred Stock and in the Certificate of Amendment to the Certificate of Incorporation of the Corporation.

(b)	The holders of the Series A Convertible Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the Common Stock.

(c)
Holders of fifty-one percent (51%) of the outstanding shares of Series A Convertible Preferred Stock may, voting as a single class, elect to waive any provision of this Resolution Designating Series A Convertible Preferred Stock, and the affirmative vote of such percentage with respect to any proposed waiver of any of the provisions contained herein shall bind all holders of Series A Convertible Preferred Stock.

Series B Convertible Preferred Stock

1.
Designation and Number of Shares .  There shall be a series of Preferred Stock that shall be designated as “Series B Convertible Preferred Stock,” and the number of shares constituting such series shall be Sixty (60) shares.  The price per share shall be $0.01 per share (the “Original Purchase Price”).  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided , however , that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.
Ranking .  The Series B Convertible Preferred Stock shall rank on parity with the Corporation’s Common Stock and any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series B Convertible Preferred Stock (the “Parity Securities”), in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

3.
Liquidation .  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (“Liquidation”), the holders of record of the shares of the Series B Convertible Stock shall be entitled to receive assets and funds on parity with the Parity Securities.  If, upon such Liquidation, the assets of the Corporation available for distribution to the holders of Series B Convertible Stock and any Parity Securities shall be insufficient to permit payment in full to the holders of the Series B Convertible Stock and Parity Securities, then the entire assets and funds of the Corporation legally available for distribution to such holders and the holders of the Parity Securities then outstanding shall be distributed ratably among the holders of the Series B Preferred Stock and Parity Securities based upon the proportion the total amount distributable on each share upon Liquidation bears to the aggregate amount required to be distributed, but for the provisions of this sentence, on all shares of the Series B Preferred Stock and of such Parity Securities, if any.

4.	Dividends . None.

5.	Conversion Rights .

(a)
Conversion .  Each holder of record of shares of the Series B Convertible Preferred Stock shall have the right to convert all (but not part) of such holder’s shares of Series B Convertible Preferred Stock, into that number of fully paid and non-assessable shares of Common Stock as shall total 60% of the Corporation’s common stock on a fully diluted basis (the “Conversion Formula”) as of the Conversion Date (as defined below).

(b)	Mechanics of Conversion .

(i)
Before any holder of Series B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.  The Corporation shall, within five business days, issue and deliver at such office to such holder of Series B Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.  Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “ Conversion Date .”

(ii)
All Common Stock, which may be issued upon conversion of the Series B Convertible Preferred Stock, will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6.
Anti-Dilution Provisions .  During the period in which any shares of Series B Convertible Preferred Stock remain outstanding, the Conversion Formula in effect at any time and the number and kind of securities issuable upon the conversion of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time following the date of the original issuance of the Series B Convertible Preferred Stock upon the happening of certain events as follows:

(a)
Consolidation, Merger or Sale .  If any consolidation or merger of the Corporation with an unaffiliated third-party, or the sale, transfer or lease of all or substantially all of its assets to an unaffiliated third-party shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then provision shall be made, in accordance with this Section 6(a), whereby each holder of shares of Series B Convertible Preferred Stock shall thereafter have the right to receive such securities or assets as would have been issued or payable with respect to or in exchange for the shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by such holder were convertible immediately prior to the closing of such merger, sale, transfer or lease, as applicable.  The Corporation will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument (i) the obligation to deliver to the holders of Series B Convertible Preferred Stock such securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and (ii) all other obligations of the Corporation hereunder.  The provisions of this Section 6(a) shall similarly apply to successive mergers, sales, transfers or leases.  Holders shall not be required to convert Series B Convertible Preferred Stock pursuant to this Section 6(a).

(b)
Notice of Adjustment .  Whenever the Conversion Formula is adjusted as herein provided, the Corporation shall promptly but no later than 10 days after any request for such an adjustment by the holder, cause a notice setting forth the adjusted Conversion Formula issuable upon exercise of each share of Series B Convertible Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the holders at their last addresses appearing in the share register of the Corporation, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.  The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

7.
Voting Rights .  The Shares of Series B Convertible Preferred Stock shall vote together with the Corporation’s Common Stock, except as otherwise required by law.  The number of votes for the Series B Convertible Preferred Stock shall be the same number as the amount of shares of Common Stock that would be issued upon conversion pursuant to the Conversion Formula on the Conversion Date.

8.
Redemption .  Neither the Corporation nor the holders of the Series B Preferred Stock shall have any right at any time to require the redemption of any of the shares of Series B Convertible Preferred Stock, except upon and by reason of any liquidation, dissolution or winding-up of the Corporation, as and to the extent herein provided.

9.
Reservation of Shares .  The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Convertible Preferred Stock pursuant to the terms hereof, such number of its shares of Common Stock (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series B Convertible Preferred Stock pursuant to the terms hereof.  If at any time the number of authorized but unissued shares of Common Stock (or such other shares or other securities) shall not be sufficient to affect the conversion of all then outstanding Series B Convertible Preferred Stock, the Corporation shall promptly take such action as may be necessary to increase its authorized but unissued Common Stock (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

10.	Miscellaneous .

(a)
The shares of the Series B Convertible Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Resolution Designating Series B Convertible Preferred Stock and in the Certificate of Amendment to the Certificate of Incorporation of the Corporation.

(b)	The holders of the Series B Convertible Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the Common Stock.

(c)
Holders of fifty-one percent (51%) of the outstanding shares of Series B Convertible Preferred Stock may, voting as a single class, elect to waive any provision of this Resolution Designating Series B Convertible Preferred Stock, and the affirmative vote of such percentage with respect to any proposed waiver of any of the provisions contained herein shall bind all holders of Series A Convertible Preferred Stock.”

FOURTH :  The certificate of amendment was authorized by:  The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

IN WITNESS WHEREOF , the Corporation has caused this Amendment to be executed by its duly authorized officer.

INOLIFE TECHNOLOGIES, INC.

Effective February, 28, 2011	By:	/s/
Name
Its: